PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

13455 Noel Road, Suite 1300
Dallas, TX 75240


                                                                  PHYMC-3QR-0702

                               PROSPECT STREET(R)
                          HIGH INCOME PORTFOLIO, INC.

                                 THIRD QUARTER
                                     REPORT
                                 JULY 31, 2002

                             [PROSPECT STREET LOGO]

CONTENTS

  1   Letter to Shareholders
  3   Schedule of Investments
  9   Statement of Net Assets
 10   Statement of Operations
 11   Statement of Cash Flows
 12   Statement of Changes in Net Assets
 13   Financial Highlights
 14   Information Regarding Senior Securities
 15   Notes to Financial Statements

This report has been prepared for the information of shareholders of Prospect Street High Income Portfolio, Inc.

                                                              September 20, 2002

LETTER TO SHAREHOLDERS

Dear Shareholders:

     We are pleased to provide you with our report for the nine months ended July 31, 2002. On July 31, 2002, the net asset value of the Fund was $2.58 per share, as compared to $3.12 on October 31, 2001. On July 31, 2002, the closing market price of the Fund's shares on the New York Stock Exchange was $4.37 per share, as compared to $4.24 on October 31, 2001. During the nine months ended July 31, 2002, the Fund distributed to common stock shareholders $0.675 per share, including potential returns of capital.

THE HIGH YIELD MARKET:
     High yield mutual funds experienced a net inflow of approximately $5.901 billion for the nine months ended July 31, 2002, as compared to a net inflow of approximately $4.219 billion for the nine months ended July 31, 2001. However, the three months ended July 31, 2002 experienced a net outflow of $2.604 billion relative to a net inflow of $886 million for the three months ended July 31, 2001. The new issue market for the nine months ended July 31, 2002 was approximately $57.6 billion, which represented a decrease of 11.9% relative to the nine month period ended July 31, 2001.

     The high yield market, as measured by the B, CCC and Distressed CSFB High Yield Indices, generated total returns of 2.98%, 0.20% and (21.87%), respectively, for the nine-month period ended July 31, 2002. At July 31, 2002, the spread between high yield securities and comparable U.S. Government securities stood at 954 basis points, down from 993 basis points at October 31, 2001 and wider relative to 831 basis points at July 31, 2001. Widening credit spreads, a pick up in defaults and crossovers from investment grade to high yield and the relative decrease in primary bond issuance appears to be destabilizing the high yield sector once again.

THE FUND'S INVESTMENTS:
     The total return on the Fund's per share market price for the nine months ended July 31, 2002, including any potential returns of capital, was approximately 18.30%. The total return on the Fund's net assets, including any potential returns of capital, was 4.33% for the nine months ended July 31, 2002. The variation in total returns is attributable to the increase in the per share market value premium of the Fund's shares, due to the increase in the market price of the Fund's shares of approximately 3.30% relative to a decrease in the net asset value of the Fund's shares of approximately 17.31% during the period.

     Contributors to this performance include negative investor sentiment and moderate liquidity, evidenced by the recent High Yield mutual fund net outflows, lower valuations of several of the funds investments and a return to widening credit spreads.

     As of July 31, 2002, the Fund invested in 69 issuers representing 27 industry groups. Cash represented approximately 4.17% of our holdings. The average cost of the Fund's high yield securities was $0.65 with an average coupon of 10.26%.

DIVIDEND DECLARATION:
     On August 1, 2002, our Board of Directors elected to reduce the monthly dividend from $0.075 to $0.0325 per common share. In addition, they declared a dividend of $0.0325 per common share, payable on the last day of business for the month of September 2002.

PREFERRED SHARE REPURCHASE:
     On August 1, 2002, our Board of Directors elected to repurchase up to $25 million of the Fund's outstanding cumulative auction rate preferred shares. On August 7 and August 21, 2002, the Fund repurchased $7.5 and $3.0 million of these shares, respectively. After the repurchases, the Fund had $67.5 million cumulative auction rate preferred shares outstanding.

                                          Respectfully submitted,

                                          /s/ James Dondero
                                          JAMES DONDERO
                                          President

                                          /s/ Mark Okada
                                          MARK OKADA
                                          Executive Vice President

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED)
JULY 31, 2002

FIXED INCOME -- 171.80%(a)

                                                                              Issuer Ratings
                                                                            -------------------
 Principal                                                                             Standard       Value
  Amount       Description                                                  Moody's    & Poor's      (Note 2)
-----------    -----------                                                  -------    --------    ------------
               AUTOMOBILE -- 3.74%
$ 2,000,000    Asbury Automotive Group, 9.00%, 6/15/2012, BOND..........    B2         BB-         $  1,855,000
  1,000,000    Tenneco, 11.63%, 10/15/2009, BOND........................    B3         B                828,750
                                                                                                   ------------
                                                                                                      2,683,750
                                                                                                   ------------
               BEVERAGE, FOOD AND TOBACCO -- 9.37%
  2,555,000    New World Restaurant, 17.00%, 6/15/2003, BOND............    Ca         CCC+           2,299,500
  3,750,000    North Atlantic Trading Company, Inc., 11.00%, 6/15/2004,
                 BOND...................................................    Caa1       B+             3,712,500
  4,000,000    Vlasic Foods, 10.25%, 7/1/2009, BOND*....................    Ca         NR               710,000
                                                                                                   ------------
                                                                                                      6,722,000
                                                                                                   ------------
               BROADCASTING AND ENTERTAINMENT -- 13.24%
  1,000,000    Charter Communications Holding, LLC, 10.75%, 10/1/2009,
                 BOND...................................................    B2         B+               640,000
  5,806,000    Loral Cyberstar, 10.00%, 7/15/2006, BOND.................    Caa1       B              2,496,580
  7,990,000    Satelites Mexicanos, 10.13%, 11/1/2004, BOND.............    B3         B              3,196,000
  6,000,000    Sirius Satellite Radio,14.50%, 5/15/2009, BOND...........    Caa2       CCC            1,470,000
  5,000,000    XM Satellite Radio, 14.00%, 3/15/2010, BOND..............    Caa2       CCC+           1,700,000
                                                                                                   ------------
                                                                                                      9,502,580
                                                                                                   ------------
               BUILDINGS AND REAL ESTATE -- 1.48%
  5,000,000    Kevco, Inc., 10.38%, 12/1/2007, BOND*....................    NR         D                 50,000
  1,000,000    Meditrust, 7.51%, 9/26/2003, BOND........................    Ba3        BB-            1,003,993
                                                                                                   ------------
                                                                                                      1,053,993
                                                                                                   ------------
               CABLE -- 8.28%
  7,200,000    Innova S DE R.L.,12.88%, 4/1/2007, BOND..................    B3         B-             5,943,859
                                                                                                   ------------
                                                                                                      5,943,859
                                                                                                   ------------
               CARGO TRANSPORT -- 1.04%
  1,500,000    MTL, 10.00%, 6/15/2006, BOND.............................    NR         NR               750,000
                                                                                                   ------------
                                                                                                        750,000
                                                                                                   ------------
               CHEMICALS, PLASTICS AND RUBBER -- 3.58%
  1,000,000    Huntsman ICI, 10.13%, 7/1/2009, BOND.....................    B3         B+               880,000
  1,000,000    Koppers, 9.88%, 12/1/2007, BOND..........................    B1         B+               970,000
  2,000,000    Moll Industries, 10.50%, 7/1/2008, BOND*.................    NR         NR               720,000
                                                                                                   ------------
                                                                                                      2,570,000
                                                                                                   ------------
               CONTAINERS, PACKAGING AND GLASS -- 6.04%
  2,500,000    Sweetheart Cup, 10.50%, 9/1/2003, BOND...................    NR         B+             2,375,000
  2,000,000    Tekni-Plex Incorporated, 12.75%, 6/15/2010, BOND.........    B2         B+             1,960,000
                                                                                                   ------------
                                                                                                      4,335,000
                                                                                                   ------------

                            See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JULY 31, 2002

FIXED INCOME (CONTINUED)


                                                                              Issuer Ratings
                                                                            -------------------
 Principal                                                                             Standard       Value
  Amount       Description                                                  Moody's    & Poor's      (Note 2)
-----------    -----------                                                  -------    --------    ------------
               DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS -- 21.31%
$ 2,000,000    American Tissue Inc, 12.50%, 7/15/2006, BOND*............    NR         NR          $    402,500
  2,000,000    Millar Western, 9.88%, 5/15/2008, BOND...................    B3         B+             1,890,000
 20,000,000    Uniforet, 11.13%, 10/15/2006, BOND*......................    NR         NR            13,000,000
                                                                                                   ------------
                                                                                                     15,292,500
                                                                                                   ------------
               DIVERSIFIED/CONGLOMERATE MANUFACTURING -- 9.82%
  3,000,000    Herbst Gaming, 10.75%, 9/1/2008, BOND....................    B3         B              3,075,000
  3,000,000    Icon Health & Fitness, 11.25%, 4/1/2012, BOND............    B2         B+             2,970,000
  1,000,000    Pentacon Inc. , 12.25%, 4/1/2009, BOND...................    Caa3       D                200,000
  1,000,000    Unova, 6.88%, 3/15/2005, BOND............................    Caa1       B-               800,000
                                                                                                   ------------
                                                                                                      7,045,000
                                                                                                   ------------
               DIVERSIFIED/CONGLOMERATE SERVICE -- 4.46%
  4,000,000    Localiza Rent, 10.25%, 10/1/2005, BOND...................    B3         BB-            3,200,000
                                                                                                   ------------
                                                                                                      3,200,000
                                                                                                   ------------
               FINANCE -- 4.79%
  1,115,600    Altiva Financial, 10.00%, 6/15/2006, BOND*...............    NR         NR                     0
  1,500,000    Life Financial, 13.50%, 3/15/2004, BOND..................    NR         NR             1,440,000
  2,000,000    PCA Finance Corp, 11.88%, 8/1/2009, BOND.................    B3         B-             2,000,000
                                                                                                   ------------
                                                                                                      3,440,000
                                                                                                   ------------
               GROCERY -- 3.72%
  3,000,000    Pantry Inc, 10.25%, 10/15/2007, BOND.....................    B2         B+             2,670,000
                                                                                                   ------------
                                                                                                      2,670,000
                                                                                                   ------------
               HEALTHCARE, EDUCATION AND CHILDCARE -- 13.62%
  2,000,000    Advanced Medical Optics, 9.25%, 7/15/2010, BOND..........    B2         BB-            1,950,000
  1,962,475    Genesis Health Ventures, 3.50%, 3/30/2007, Term Loan B...    B2         B+             1,923,225
  1,911,800    Genesis Health Ventures, 5.00%, 4/2/2007, Senior Notes...    B2         B+             1,883,123
  2,000,000    Global Health, 11.00%, 5/1/2008, BOND*...................    NR         NR                40,000
  2,500,000    Hanger Orthopedic, 11.25%, 6/15/2009, BOND...............    B2         B              2,475,000
  2,000,000    Magellan Health Services, Inc., 9.00%, 2/15/2008, BOND...    B3         B-               820,000
    606,760    Mariner Health Care, Inc., 5.50%, 5/13/2009, Junior
                 Loan...................................................    NR         NR               606,760
  5,000,000    PHP Healthcare, 6.50%, 12/15/2002, BOND*.................    C          NR                75,000
                                                                                                   ------------
                                                                                                      9,773,108
                                                                                                   ------------
               HOME AND OFFICE FURNISHINGS, HOUSEWARES, AND DURABLES -- 12.24%
  3,000,000    Home Product International, 9.63%, 5/15/2008, BOND.......    B3         B+             2,790,000
  6,000,000    O'Sullivan, 13.38%, 10/15/2009, BOND.....................    Caa1       B+             6,000,000
                                                                                                   ------------
                                                                                                      8,790,000
                                                                                                   ------------

                            See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JULY 31, 2002

FIXED INCOME (CONTINUED)


                                                                              Issuer Ratings
                                                                            -------------------
 Principal                                                                             Standard       Value
  Amount       Description                                                  Moody's    & Poor's      (Note 2)
-----------    -----------                                                  -------    --------    ------------
               HOTELS, MOTELS, INNS, AND GAMING -- 3.18%
$ 4,000,000    Epic Resorts, 13.00%, 6/15/2005, BOND*...................    NR         NR          $    600,000
  2,000,000    Windsor Woodmont, 13.00%, 3/15/2005, BOND................    NR         CC             1,680,000
                                                                                                   ------------
                                                                                                      2,280,000
                                                                                                   ------------
               LEISURE, AMUSEMENT, ENTERTAINMENT -- 5.13%
  4,200,000    Booth Creek Ski, 12.50%, 3/15/2007, BOND.................    Caa2       B-             3,690,750
 20,125,000    Marvel III Holdings Inc., 0.00%, 4/17/1998, BOND*........    NR         NR                     0
 25,750,000    Premier Cruises Ltd., 11.00%, 3/15/2008, BOND*...........    Caa2       NR                     0
                                                                                                   ------------
                                                                                                      3,690,750
                                                                                                   ------------
               MINING, STEEL, IRON AND NONPRECIOUS METALS -- 1.66%
    290,820    Bramalea, 11.13%, 6/30/2014, BOND*.......................    NR         NR                     0
  1,000,000    Earle M. Jorgensen Company, 9.75%, 6/1/2012, BOND........    B3         B+               975,000
  2,850,000    Renco Steel Holding, 10.88%, 2/1/2005, BOND..............    C          NR               213,750
                                                                                                   ------------
                                                                                                      1,188,750
                                                                                                   ------------
               OIL AND GAS -- 4.99%
  3,125,000    Belden & Blake, 9.88%, 6/15/2007, BOND...................    Caa2       CCC+           2,562,500
  1,000,000    Hornbeck-Leevac, 10.63%, 8/1/2008, BOND..................    B1         B+             1,020,000
                                                                                                   ------------
                                                                                                      3,582,500
                                                                                                   ------------
               PERSONAL TRANSPORTATION -- 9.60%
  2,000,000    Amtran Inc., 10.50%, 8/1/2004, BOND......................    Caa1       B-             1,305,000
  2,000,000    Continental Airlines, 7.57%, 12/1/2006, Tranche D Term
                 Loan...................................................    B3         B+             1,794,468
  3,000,000    Northwest Airlines Corporation, 10.00%, 3/15/2007,
                 BOND...................................................    B3         BB-            2,310,000
  2,000,000    Outsourcing Services Group Inc., 10.88%, 3/1/2006,
                 BOND...................................................    Caa1       B-             1,480,000
                                                                                                   ------------
                                                                                                      6,889,468
                                                                                                   ------------
               PRINTING AND PUBLISHING -- 6.01%
 18,000,000    American Banknote Corporation, 11.25%, 12/1/2007,
                 BOND*..................................................    NR         NR             4,320,000
                                                                                                   ------------
                                                                                                      4,320,000
                                                                                                   ------------
               RETAIL STORES -- 4.34%
  1,000,000    J. Crew, 10.38%, 10/15/2007, BOND........................    Caa1       B-               840,000
  1,000,000    Mother's Work Inc., 12.63%, 8/1/2005, BOND...............    B3         B+             1,002,500
  6,500,000    Silver Cinemas Inc., 10.50%, 4/15/2005, BOND*............    NR         NR               325,000
  2,250,000    Wickes Lumber Co., 11.63%, 12/15/2003, BOND..............    Caa2       CCC+             956,250
                                                                                                   ------------
                                                                                                      3,123,750
                                                                                                   ------------
               SERVICES -- 4.75%
  5,010,000    La Petite Academy, Incorporated, 10.00%, 5/15/2008,
                 BOND...................................................    Ca         CCC            3,406,800
                                                                                                   ------------
                                                                                                      3,406,800
                                                                                                   ------------
               STRUCTURED FINANCE OBLIGATIONS -- 4.74%
4,000,000..    DLJ CBO LTD., 11.96%, 4/15/2011, Class C-2
               Notes*(caret)............................................    NR         NR             3,400,000
                                                                                                   ------------
                                                                                                      3,400,000
                                                                                                   ------------

                            See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JULY 31, 2002

FIXED INCOME (CONTINUED)


                                                                              Issuer Ratings
                                                                            -------------------
 Principal                                                                             Standard       Value
  Amount       Description                                                  Moody's    & Poor's      (Note 2)
-----------    -----------                                                  -------    --------    ------------
               TELECOMMUNICATIONS -- 4.56%
$ 4,000,000    BTI Telecom Corporation, 10.50%, 9/15/2007, BOND*........    NR         NR          $    480,000
    500,000    Econophone [Destia Comm.], 13.50%, 7/15/2007, BOND.......    NR         NR                 2,500
  2,000,000    Fairpoint Communications, 12.50%, 5/1/2010, BOND.........    B3         B+             1,780,000
  8,500,000    Globalstar, L.P., 11.38%, 2/15/2004, BOND*...............    NR         D                935,000
  1,500,000    Telehub Communications Corporation, 13.88%, 7/31/2005,
                 BOND*..................................................    NR         NR                75,000
                                                                                                   ------------
                                                                                                      3,272,500
                                                                                                   ------------
               TEXTILES AND LEATHER -- 3.88%
  2,880,000    Glenoit Corporation, 11.00%, 4/15/2007, BOND*............    NR         NR               115,200
  3,000,000    Levi's, 11.63%, 1/15/2008, BOND..........................    Caa1       BB             2,670,000
                                                                                                   ------------
                                                                                                      2,785,200
                                                                                                   ------------
               UTILITIES -- 2.23%
  4,000,000    Mission Energy Holdings, 13.50%, 7/15/2008, BOND.........    Ba2        NR             1,600,000
                                                                                                   ------------
                                                                                                      1,600,000
                                                                                                   ------------
               TOTAL FIXED INCOME (COST $169,344,000)...................                            123,311,508
                                                                                                   ------------

                            See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JULY 31, 2002

COMMON STOCK -- 14.02%

                                                                                Value
  Units      Description                                                      (Note 2)
---------    -----------                                                     -----------
  595,258    Altiva Financial, common stock..............................    $         0
  185,900    Ames Department Stores Inc, common stock....................              0
    8,862    Equus Gaming Co. L.P, common stock..........................          1,772
    7,177    First Wave Marine Inc, common stock.........................        145,334
  239,774    Genesis Health Ventures, common stock.......................      3,862,759
    9,000    GIGA Information Group Inc, common stock....................         23,850
   17,251    GP Strategies Corp, common stock............................         79,527
   28,888    Grove Investors Inc, common stock...........................        288,880
  812,070    ICO Global Communications, Class A..........................      1,258,709
   77,673    Mariner Health Care, Inc, common stock......................        994,214
      500    Motels of America Inc, common stock.........................              0
1,155,224    Motient Corporation, common stock...........................      3,350,150
    8,774    NS Group Inc, common stock..................................         63,612
    3,500    Optel Inc, common stock.....................................              0
  148,117    Premier Cruises Ltd, common stock...........................              0
    1,500    Telehub Communications Corporation, common stock............             15
                                                                             -----------
             TOTAL COMMON STOCK..........................................     10,068,822
                                                                             -----------

PREFERRED STOCK -- 1.71%

 Units     Description
-------    -----------
  1,799    ANKER Coal Group Inc, preferred stock.......................    $     89,950
100,000    Commodore Separation Technology, preferred stock............           3,000
  2,784    Genesis Health Ventures, preferred stock....................         279,792
 47,754    North Atlantic Trading Company, Inc, preferred stock........         847,631
  1,962    O'Sullivan, preferred stock.................................             196
  1,500    WHX, preferred stock........................................           6,750
                                                                           ------------
           TOTAL PREFERRED STOCK.......................................       1,227,319
                                                                           ------------

                            See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JULY 31, 2002

WARRANTS -- 0.08%

 Units     Description
-------    -----------
    131    ANKER Coal Group Inc., warrants.............................    $          0
  5,925    Capital PAC Holdings Inc., warrants.........................          23,641
  3,000    Epic Resorts, warrants......................................               0
 28,000    Gothic Energy Corporation, warrants.........................               0
  9,533    Gothic Energy Corporation, warrants.........................               0
  8,025    Grove Investors Inc., warrants..............................               0
  8,025    Grove Investors Inc., warrants..............................               0
203,976    ICO Global Communications, warrants.........................           4,080
  1,000    Knology Holdings Inc., warrants.............................               0
  2,000    Loral Orion Network Systems Inc., warrants..................              20
 57,276    Loral Space and Communication, warrants.....................           5,728
 13,480    Motient Corporation, warrants...............................             134
 12,411    Motient Corporation, warrants...............................           3,103
 7.3650    MPower, warrants............................................               4
  6,900    Orbital Imaging Corp., warrants.............................           3,450
  5,000    O'Sullivan, warrants........................................             150
    500    Signature Brands, Inc., warrants............................               0
  1,000    Unifi Communications Inc., warrants.........................              10
  9,800    Uniroyal Technology Corp., warrants.........................               0
  1,000    Windsor Woodmont, warrants..................................               0
  5,000    XM Satellite Radio, warrants................................          15,000
                                                                           ------------
           TOTAL WARRANTS..............................................          55,320
                                                                           ------------
           TOTAL COMMON STOCK, PREFERRED STOCK AND WARRANTS (COST
             $43,575,653) -- 15.81%....................................    $ 11,351,461
                                                                           ------------
           TOTAL INVESTMENTS (COST $212,919,653) -- 187.61%............     134,662,969
                                                                           ------------
           OTHER ASSETS LESS LIABILITIES -- 16.88%.....................      12,113,721
                                                                           ------------
           PREFERRED STOCK -- (104.49)%................................     (75,000,000)
           NET ASSETS APPLICABLE TO COMMON STOCK -- 100.00% (NOTE 9)...    $ 71,776,690
                                                                           ============

(a) Percentages indicated are based on net assets.
    "NR" denotes not rated.
    * Non income producing security company. Company might or might not be in bankruptcy.
    (caret) Restricted security

                            See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

STATEMENT OF NET ASSETS (UNAUDITED)
July 31, 2002

ASSETS:
Investments in securities at value ($212,919,653 at cost;
  see Schedule of Investments and Note 2)...................    $ 134,662,969
Cash........................................................        5,856,111
Interest and dividends receivable...........................        4,030,637
Receivable for investments sold.............................        2,245,485
Prepaid insurance...........................................          140,954
Other.......................................................           31,667
                                                                -------------
         Total Assets.......................................    $ 146,967,823
                                                                -------------

LIABILITIES:
Payables:
  Investment advisory, management and service fees
    payable.................................................    $      75,794
  Other accounts payable....................................          115,339
                                                                -------------
         Total Liabilities..................................    $     191,133
                                                                -------------

PREFERRED STOCK:
  Preferred stock, $.01 par value ($75,000,000 liquidation
    preference)
    Authorized -- 1,000,000 shares
    Issued and outstanding -- 3,000 Series W shares.........    $  75,000,000
                                                                -------------
         Total Preferred Stock..............................    $  75,000,000
                                                                -------------

NET ASSETS APPLICABLE TO COMMON STOCK:
  Common stock, $.03 par value --
    Authorized -- 100,000,000 shares
    Issued and outstanding -- 27,783,419 shares.............    $     833,503
  Capital in excess of par value............................      285,812,629
  Distribution in excess of net investment income...........       (9,004,837)
  Accumulated net realized loss from security
    transactions............................................     (127,607,921)
  Net unrealized depreciation on investments................      (78,256,684)
                                                                -------------
         Net Assets Applicable to Common Stock..............    $  71,776,690
                                                                =============
  Net asset value per common share outstanding..............    $        2.58
                                                                =============

                            See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

STATEMENT OF OPERATIONS (UNAUDITED)
For the nine months ended July 31, 2002

INVESTMENT INCOME:
Interest income...........................................................    $ 9,488,396
Dividend income...........................................................         82,556
Accretion of bond discount................................................      1,975,011
Other miscellaneous income................................................        154,950
                                                                              -----------
         Total Investment Income..........................................    $11,700,913
                                                                              -----------
EXPENSES:
Investment advisory fees (Note 3)...........................    $  805,624
Custodian and transfer agent fees...........................       127,338
Insurance expense...........................................       138,598
Professional fees (Note 8)..................................       575,303
Director fees...............................................        57,614
Fund printing and postage expense...........................        99,097
Preferred shares broker expense.............................       142,740
Miscellaneous expense.......................................        91,428
                                                                ----------
         Total Expenses.....................................    $2,037,742
                                                                ----------
         Net Investment Income..............................                  $ 9,663,171
                                                                              -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments sold.....................................    $(7,121,191)
Net change in unrealized depreciation of investments (Note 2).............      1,949,592
                                                                              -----------
         Net realized and unrealized loss on investments..................    $(5,171,599)
                                                                              -----------
         Net increase in net assets resulting from operations.............    $ 4,491,572
                                                                              ===========

                            See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

STATEMENT OF CASH FLOWS (UNAUDITED)
For the nine months ended July 31, 2002

CASH FLOWS FROM OPERATING ACTIVITIES:
  Interest and dividends received...........................    $ 11,315,327
  Operating expenses paid...................................      (2,086,977)
                                                                ------------
         Net cash provided by operating activities..........    $  9,228,350
                                                                ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of portfolio securities..........................    $(70,956,679)
  Sales and maturities of portfolio securities..............      69,929,674
  Net purchase of short term securities.....................      13,135,300
                                                                ------------
         Net cash provided by investing activities..........    $ 12,108,295
                                                                ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Preferred share dividend payment..........................    $ (1,139,041)
  Common stock distributions paid from net investment
    income..................................................      (9,663,171)
  Common stock distributions from paid in capital...........      (9,004,837)
  Shares issued to common stockholders for reinvestment of
    dividends...............................................       1,044,276
                                                                ------------
         Net cash used in financing activities..............    $(18,762,773)
                                                                ------------
NET INCREASE IN CASH........................................    $  2,573,872
CASH, BEGINNING OF YEAR.....................................       3,282,239
                                                                ------------
CASH, END OF PERIOD.........................................    $  5,856,111
                                                                ============
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations......    $  4,491,572
  Change in interest and dividends receivable...............       1,589,425
  Change in prepaids........................................          (1,743)
  Change in other assets....................................          (9,617)
  Change in accrued expenses................................         (37,875)
  Net realized loss on investments..........................       7,121,191
  Change in net unrealized loss on investments..............      (1,949,592)
  Accretion of bond discount................................      (1,975,011)
                                                                ------------
         Net cash provided by operating activities..........    $  9,288,350
                                                                ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid during the period for interest..................    $          0
  Cash paid during the period for excise taxes..............    $          0
                                                                ============

                            See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                Nine months
                                                                   Ended         Year Ended
                                                                  July 31,      October 31,
                                                                    2002            2001
                                                                ------------    ------------
FROM OPERATIONS:
  Net investment income.....................................    $  9,663,171    $ 20,698,468
  Net realized loss on investments sold.....................      (7,121,191)    (36,946,575)
  Change in net unrealized depreciation of investments......       1,949,592     (15,891,510)
                                                                ------------    ------------
         Net increase (decrease) in net assets resulting
           from operations..................................    $  4,491,572     (32,139,617)
                                                                ------------    ------------
FROM FUND SHARE TRANSACTIONS:
  Shares issued (226,086 and 267,348, respectively) to
    common stockholders for reinvestment of dividends.......    $  1,044,276       1,225,140
                                                                ------------    ------------
         Net increase in net assets resulting from fund
           share transactions...............................    $  1,044,276       1,225,140
                                                                ------------    ------------
FROM CAPITAL CONTRIBUTIONS:
  Shares issued (0 and 421,052 shares, respectively)........    $          0          12,632
  Net proceeds from capital contributions...................               0       1,987,365
                                                                ------------    ------------
         Net increase in net assets resulting from capital
           contributions....................................    $          0       1,999,997
                                                                ------------    ------------
FROM DISTRIBUTIONS TO STOCKHOLDERS:
  Common distributions......................................    $ (9,663,171)    (20,698,468)
  Distributions in excess of net investment income..........      (9,004,837)     (3,708,167)
                                                                ------------    ------------
         Net decrease in net assets resulting from
           distributions....................................    $(18,668,008)    (24,406,635)
                                                                ------------    ------------
FROM PREFERRED STOCKHOLDERS TRANSACTIONS:
  Preferred share offering costs............................    $          0      (1,098,164)
  Preferred share dividends.................................      (1,139,041)     (1,872,150)
                                                                ------------    ------------
         Net decrease in net assets from preferred shares
           transactions.....................................    $ (1,139,041)     (2,970,314)
                                                                ------------    ------------
         Total decrease in net assets.......................    $(14,271,201)    (56,291,429)
NET ASSETS:
  Beginning of year.........................................      86,047,891     142,339,320
                                                                ------------    ------------
  End of period.............................................    $ 71,776,690    $ 86,047,891
                                                                ============    ============

                            See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

FINANCIAL HIGHLIGHTS
Selected per share data and ratios
For each share of common stock outstanding throughout the periods presented

                                                         Nine
                                                        months
                                                         Ended
                                                       July 31,        For the Years Ended October 31, (b)(c)
                                                         2002        -------------------------------------------
                                                      (Unaudited)     2001        2000        1999        1998
                                                      -----------    -------    --------    --------    --------
Net asset value, beginning of year..................   $   3.12      $  5.30    $   6.98    $   7.97    $  11.94
                                                       --------      -------    --------    --------    --------
Net investment income...............................   $   0.36#     $  0.74#   $   1.12#   $   1.08#   $   1.30#
Net realized and unrealized gain (loss) on
  investments.......................................   $  (0.18)#    $ (1.96)#  $  (1.77)#  $  (1.00)#  $  (3.76)#
                                                       --------      -------    --------    --------    --------
         Total from investment operations...........   $   0.18      $ (1.22)   $  (0.65)   $   0.08    $  (2.46)
Distributions:
Distributions from accumulated net investment
  income:
  To preferred stockholders.........................   $  (0.04)     $ (0.07)         --          --    $  (0.03)
  To common stockholders............................   $  (0.35)     $ (0.76)   $  (1.03)   $  (1.25)   $  (1.26)
Distributions to common stockholders from paid in
  capital+..........................................      (0.33)       (0.14)         --       (0.01)         --
                                                       --------      -------    --------    --------    --------
    Total distributions.............................   $  (0.72)     $ (0.97)   $  (1.03)   $  (1.26)   $  (1.29)
                                                       --------      -------    --------    --------    --------
Effect of common stock issue........................   $     --      $  0.06          --          --          --
Effect of related expenses from equity and rights
  offerings.........................................         --      $ (0.05)         --    $   0.19    $  (0.22)
                                                       ========      =======    ========    ========    ========
Net asset value, end of period......................   $   2.58      $  3.12    $   5.30    $   6.98    $   7.97
                                                       ========      =======    ========    ========    ========
Per share market value, end of period...............   $   4.37      $  4.24    $   5.69    $   7.94    $  10.25
                                                       ========      =======    ========    ========    ========
Total investment return(d), (e).....................     18.30%       (9.82%)     (8.31%)     11.78%      (7.63%)
                                                       ========      =======    ========    ========    ========
Net assets, end of period(a)........................   $ 71,777      $86,048    $142,924    $186,167    $157,800
                                                       ========      =======    ========    ========    ========
Ratio of operating expenses to average net assets,
  applicable to common stock(f).....................      2.29%        3.75%       4.46%       2.67%       2.67%
Ratio of net investment income to average net
  assets, applicable to common stock(f).............     10.87%       20.06%      17.59%      13.72%      11.92%
Portfolio turnover rate(d)..........................    115.46%       73.63%     104.99%     126.45%     156.48%

(a)  Dollars in thousands.
(b) The selected per share data and ratios have been restated, where applicable, for all periods to give effect for the one-for-three reverse stock split in April of 1998.
(c) As of January 21, 2000, the Fund entered into a new advisory agreement with Highland Capital Management, L.P. For periods prior to that date, the Fund was advised by a different investment advisor.
(d)  Not annualized.
(e) Total investment return based on market value may result in substantially different returns than investment return based on net asset value, because market value can be significantly greater or less than the net asset value. Total investment return calculation assumes reinvestment of dividends, and does not contemplate the current over distribution.
(f) Ratios do not reflect the effect of dividend payments to preferred stockholders.
# Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's rights offerings.
+ For information purposes only. Taxes are calculated on a calendar year, where as this data is calculated on a fiscal year ended 10/31.

                            See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

INFORMATION REGARDING SENIOR SECURITIES

                                                                     As of October 31,
                                          -----------------------------------------------------------------------
                                             2001           2000           1999           1998           1997
                                          -----------    -----------    -----------    -----------    -----------
Total Amount Outstanding:
  Indebtedness..........................  $        --    $71,000,000    $50,000,000    $40,000,000    $20,000,000
  Preferred stock.......................   75,000,000*            --             --             --     20,000,000
Asset Coverage:
  Per Indebtedness(a)...................          N/A           330%           472%           495%         1,080%
  Per preferred stock share(b)..........         215%            N/A            N/A           540%           402%
Involuntary Liquidation Preference:
  Per preferred stock share(c)..........  $    25,000            N/A            N/A            N/A    $   100,000
Approximate Market Value:
  Per note..............................          N/A            N/A            N/A            N/A    $  1,003.80
  Per preferred stock share.............  $    25,000            N/A            N/A            N/A    $   100,000

(a) Calculated by subtracting the Fund's total liabilities (not including bank loans and senior securities) from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding.
(b) Calculated by subtracting the Fund's total liabilities (not including bank loans and senior securities) from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding and aggregate liquidation preference of the outstanding shares of Taxable Auction Rate Preferred Stock.
(c) Plus accumulated and unpaid dividends.
 *  See Note 7 and 9.

                            See accompanying notes.

                  PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 JULY 31, 2002

(1) ORGANIZATION AND OPERATIONS:
  Prospect Street High Income Portfolio, Inc. (the "Fund") was organized as a corporation in the state of Maryland on May 13, 1988, and is registered with the Securities and Exchange Commission as a diversified, closed-end, management investment company under the Investment Company Act of 1940. The Fund commenced operations on December 5, 1988. The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

  The Fund invests primarily in securities of fixed-maturity, corporate debt securities and redeemable preferred stocks that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment-grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer, and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment-grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

  See the Schedule of Investments for information on individual securities, as well as industry diversification and credit quality ratings.

(2) SIGNIFICANT ACCOUNTING POLICIES:

  (a) VALUATION OF INVESTMENTS
  Investments for which listed market quotations are readily available are stated at market value, which is determined by using the last reported sale price or, if no sales are reported, as in the case of some securities traded over-the-counter, the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value.

  Other investments, which comprise the major portion of the Fund's portfolio holdings, are primarily non-investment grade corporate debt securities, for which market quotations are not readily available due to a thinly traded market with a limited number of market makers. These investments are stated at fair value on the basis of subjective valuations furnished by an independent pricing service or broker dealers, subject to review and adjustment by Highland Capital Management, L.P. ("Highland," or "Investment Adviser") based upon quotations obtained from market makers. The independent pricing service determines value based primarily on quotations from dealers and brokers, market transactions, accessing data from quotation services, offering sheets obtained from dealers and various relationships between securities. The independent pricing service utilizes the last sales price based on odd-lot trades, if available. If such price is not available, the price furnished is based on round-lot or institutional size trades. The Board of Directors has approved these procedures.

  The fair value of restricted securities is determined by the Investment Adviser pursuant to procedures approved by the Board of Directors.

                  PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

                                 JULY 31, 2002

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

  (b) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
  Realized gains and losses on investments sold are recorded on the identified-cost basis. Interest income and accretion of discounts are recorded on the accrual basis. It is the Fund's policy to place securities on non-accrual status when collection of interest is doubtful.

  (c) FEDERAL INCOME TAXES
  It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its investment company taxable income to its stockholders each year. At July 31, 2002, the Fund had no tax provision as all earnings were distributed.

  At October 31, 2001, the Fund had the following capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

   CARRYOVER
   AVAILABLE           EXPIRATION DATE
  ------------         ----------------
  $    808,396         October 31, 2002
     3,703,531         October 31, 2003
     4,688,248         October 31, 2006
    37,335,815         October 31, 2007
    35,790,515         October 31, 2008
    36,946,575         October 31, 2009
  ------------
  $119,273,080

  (d) CASH FLOW INFORMATION
  The Fund invests primarily in corporate debt securities and distributes dividends from net investment income, which are paid in cash or shares of common stock of the Fund. These activities are reported in the accompanying statement of changes in net assets, and additional information on cash receipts and cash payments is presented in the accompanying statement of cash flows.

  (e) CASH AND CASH EQUIVALENTS
  The company considers all highly liquid investments purchased with initial maturity at three months or less to be cash equivalents.

(3) INVESTMENT ADVISORY AGREEMENT:
  Highland Capital Management, L.P. ("Highland," or "Investment Adviser") earned $805,624 in management fees for the period from November 1, 2001 to July 31, 2002. Management fees paid by the Fund to Highland were calculated at .65% (on an annual basis) of the average weekly net asset value, defined as total assets of the Fund

                  PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

                                 JULY 31, 2002

less accrued liabilities (excluding the principal amount of the bank loan, notes and including the liquidation preference of any share of preferred stock and accrued and unpaid dividends on any shares of preferred stock up to and including $175,000,000 of net assets, .55% on the next $50,000,000 of net assets and .50% of the excess of net assets over $225,000,000). On July 31, 2002, the fee payable to the investment advisor was $75,794, which is included in the accompanying statement of assets and liabilities.

(4) PURCHASES AND SALES OF SECURITIES:
  For the nine months ended July 31, 2002, the aggregate cost of purchases and proceeds from sales of investment securities other than U.S. Government obligations and short-term investments aggregated approximately $70,956,679 and $69,929,674, respectively. There were no purchases or sales of U.S. Government obligations during the nine months ended July 31, 2002. The aggregate cost of purchases of short-term investments was approximately $13,135,300.

  The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts, that also invest in high yield fixed-income securities. Although investment decisions for the Fund are made independently from those of such other accounts, investments of the type the Fund may make may also be made on behalf of such other accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

(5) CERTAIN TRANSACTIONS:
  Certain officers of the Investment Adviser serve on the Board of Directors of the Fund. They receive no compensation in this capacity.

  Directors who are not officers or employees of the Investment Adviser receive fees of $10,000 per year plus $2,000 per Directors' meeting attended, together with the reimbursement of actual out-of-pocket expenses incurred relating to attendance at such meetings and $1,000 per conference call meeting. In addition, members of the Fund's audit committee, which consists of certain of the Fund's noninterested Directors, receive $1,000 per audit committee meeting attended, together with the reimbursement of actual out-of- pocket expenses incurred relating to attendance at such meeting. For the period from November 1, 2001 to July 31, 2002, the Fund paid $63,817 to its Board of Directors.

(6) DISTRIBUTIONS:
  The Board of Directors of the Fund declared regular distributions on the common stock of $0.075 per common share payable on the last day of November and December 2001 and January, February, March, April, May, June, July and August 2002 to holders of record at the close of business 10 days prior to such date. See Note 9

                  PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

                                 JULY 31, 2002

  Distributions on common stock are declared based on annual projections of the Fund's net investment income (defined as dividends and interest income, net of Fund expenses). The Fund plans to pay monthly distributions to common shareholders. As a result of market conditions or investment decisions, the amount of distributions may exceed net investment income earned at certain times throughout the period. It is anticipated that, on an annual basis, the amount of distributions to common shareholders will not exceed net investment income (as defined) allocated to common shareholders for income tax purposes. The Fund does not anticipate, based on the Fund's current portfolio and market conditions, the Fund earning net investment income in an amount that would equal or exceed the distributions in excess of net investment income by the Fund's fiscal year end. As such, while the exact amount of the excess of distributions over net investment income at year end cannot be estimated at this time and will not be known with certainty until after the end of the calendar year 2002, it is anticipated that the Fund will end this fiscal year with a return of capital to its common shareholders. All shareholders of the Fund are automatically considered participants in the Dividend Reinvestment Plan (the "Plan") unless they elect to do otherwise. Under the Plan, when the market price of common stock is equal to or exceeds the net asset value on the record date for distributions, participants will be issued shares of common stock at the most recently determined net asset value, but in no event less than 95% of the market price, and when the net asset value of the common stock exceeds its market price, or if the Fund declares a dividend or capital gains distribution payable only in cash, the dividend-paying agent will buy the common stock in the open market for the participants' accounts. Participants are not charged a service fee for the Plan but are subject to a pro rata share of brokerage fees incurred with respect to open market purchases of common stock.

  For the nine months ended July 31, 2002, the tax character of distributions paid by the Fund were as follows:

Distributions from net investment income....................  $ 9,663,171
Distributions from paid in capital..........................    9,004,837
                                                              -----------
                                                              $18,668,008
                                                              ===========

  During the year ended October 31, 2001, the tax character of distributions paid by the Fund were as follows:

Distributions from net investment income....................  $20,698,468
Distributions from paid in capital..........................    3,708,167
                                                              -----------
                                                              $24,406,635
                                                              ===========

  Additionally, at October 31, 2001, there were no significant differences between book and tax basis components of net assets.

                  PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

                                 JULY 31, 2002

  The following is the history of the Fund's calendar year distributions and their composition to common stockholders in calendar years 1997 through 2001.

                                                              2001    2000    1999    1998    1997
                                                              -----   -----   -----   -----   -----
Distributions to Shareholders*..............................  $0.90   $0.98   $1.25   $1.26   $1.26
Composition of Distributions:
  Ordinary Income...........................................     77%    100%    100%    100%    100%
  Return of Capital.........................................     23%      0%      0%      0%      0%
  Capital Gains.............................................      0%      0%      0%      0%      0%
                                                              -----   -----   -----   -----   -----
         Total..............................................    100%    100%    100%    100%    100%
                                                              =====   =====   =====   =====   =====
  Ordinary Income...........................................  $0.70   $0.98   $1.25   $1.26   $1.26
  Return of Capital.........................................  $0.20   $  --   $  --   $  --   $  --
  Capital Gains.............................................  $  --   $  --   $  --   $  --   $  --
                                                              -----   -----   -----   -----   -----
         Total..............................................  $0.90   $0.98   $1.25   $1.26   $1.26
                                                              =====   =====   =====   =====   =====

*  Adjusted for April 1998 1 for 3 reverse split.
** Distributions and their composition may differ for stockholders who bought or sold shares mid-year.

(7) PREFERRED STOCK:
  On March 16, 2001, the Fund issued 3,000 shares each of Series W Auction Rate Cumulative "Preferred Shares" with $.01 par value, $25,000 liquidation preference, for a total issuance of $75,000,000. All such Preferred Shares were outstanding as of July 31, 2002. Costs associated with the offering of approximately $1,098,164 were charged against capital in excess of par value. The Fund used the net proceeds of the offering to pay down the then existing indebtedness of $52,000,000. The Fund may reborrow amounts in the future to increase its use of leverage which will be consistent with the limitations imposed by the Investment Company Act of 1940. Significant provisions of Series W cumulative preferred shares follow. See Note 9.

  REDEMPTION
  Shares of preferred stock are not subject to any sinking fund, but are subject to mandatory redemption under certain circumstances. If the Fund does not timely cure a failure to meet certain asset coverages as defined in the prospectus or timely filing requirements, the Preferred Shares are subject to mandatory redemption out of funds legally available in accordance with the Charter and applicable law, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon, whether or not earned or declared to the date fixed for redemption. In addition, the Fund at its option may redeem Preferred Shares having a dividend period of one year or less at this same redemption price to the extent permitted under the 1940 Act and Maryland law. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized but unissued Preferred Shares. The Preferred Shares have no preemptive, exchange or conversion rights. The Fund will not issue any class of stock senior to or on a parity with the preferred stock. See Note 9.

  DIVIDENDS
  The Preferred Shares pay dividends based on a rate set at auctions, normally held every seven days. In most instances dividends are payable every seven days, on the first business day following the end of the dividend period. The dividend payment date for special dividend periods of more than seven days are set out in a notice

                  PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

                                 JULY 31, 2002

designating a special dividend period. Dividends are cumulative from the date the shares are first issued and will be paid out of legally available funds.

  In general, when the Fund has any Preferred Shares outstanding, the Fund may not pay any dividend or distribution in respect of Common Stock unless the Fund has paid all cumulative dividends on Preferred Shares.

  VOTING RIGHTS
  The Fund's Preferred Shares and Common Stock have equal voting rights of one vote per share and vote together as a single class. The Preferred Shares and Common Stock vote as a separate class on other matters as required under the Fund's Charter, the 1940 Act and Maryland law.

  LIQUIDATION
  In the event of a liquidation of the Fund, whether voluntary or involuntary, the holders of the Preferred Shares are entitled to receive, prior to and in preference to any distribution of any of the assets of the Fund available for distribution to common stockholders, a liquidation preference in the amount of $25,000 for each share outstanding plus an amount equal to all dividends thereon, whether or not earned or declared, accumulated but unpaid to and including the date of final distribution. After the payment to the holders of Preferred Shares of the full preferential amounts, the holders of Preferred Shares will have no right or claim to any of the remaining assets of the Fund.

(8) PROFESSIONAL FEES:
  Of the total professional fees expense of $575,303, $390,049 was specifically related to investments of the Fund. The remaining $185,254 was related to Fund operations.

(9) SUBSEQUENT EVENTS:
  On August 1, 2002, the Fund declared a reduced distribution of $0.0325 per common share in September 2002 and $0.03 in October 2002. This action was taken to set the Fund's distributions to a level that more closely reflects the Fund's current earning rate. In addition, the Board of Directors authorized a reduction in the Fund's leverage through a redemption of a portion of its cumulative auction rate preferred shares as a result of increased market volatility. On August 7, and 21, 2002; respectively, $7,500,000, and $3,000,000 of the cumulative auction rate preferred shares were redeemed.

                  PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

INVESTMENT ADVISER
Highland Capital Management, L.P.
13455 Noel Road,
Suite 1300
Dallas, TX 75240

OFFICERS
James Dondero -- President
Mark Okada -- Executive Vice-President
R. Joseph Dougherty -- Senior Vice-President and Secretary

DIRECTORS
James Dondero
Timothy Hui
Scott Kavanaugh
James Leary
Bryan Ward

LEGAL ADVISER
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038-4982

AUDITORS
Ernst & Young, LLP
2121 San Jacinto Street
Suite 1500
Dallas, TX 75201

TRANSFER AND SHAREHOLDERS' SERVICING AGENT
State Street Bank and Trust Company
P.O. Box 8200
Boston, MA 02266
(800) 426-5523

CUSTODIAN
State Street Bank and Trust Company
Boston, MA

Listed: NYSE
Symbol: PHY

FACTS FOR SHAREHOLDERS:
Prospect Street High Income Portfolio, Inc. is listed on the New York Stock Exchange under the symbol "PHY". The Wall Street Journal and Wall Street Journal Online publish Friday's closing net asset value of the Fund every Monday and lists the market price of the Fund daily. They are also published in Barron's Market Week every Saturday. Our website is www.prospectstreet.net.

QUESTIONS REGARDING YOUR ACCOUNT: Please telephone State Street Bank & Trust Company at their toll free number 1-800-426-5523 Monday through Friday from 9:00 a.m. to 5:00 p.m. e.s.t.

WRITTEN CORRESPONDENCE REGARDING YOUR ACCOUNT: Please mail all correspondence directly to Prospect Street High Income Portfolio, Inc., c/o State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266. For express mail the address is Prospect Street High Income Portfolio Inc., c/o State Street Bank & Trust Company, 2 Heritage Drive, Corporate Stock Transfer -- 4th floor, North Quincy, MA 02171.